UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 17, 2006

THE TALBOTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12552	41-1111318

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(781) 749-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 1 — Registrant’s Business and Operations
Item 1.01    Entry into a Material Definitive Agreement.
Renewal of Banking Facilities
     On April 17, 2006, The Talbots, Inc. (the “Company”) received notice from The Norinchukin Bank (the “Bank”) that the Bank had approved an extension of its credit agreement with the Company to April 17, 2008. The facility provides for maximum available borrowing of $28,000,000 and can be extended annually upon mutual agreement. Interest terms on the unsecured revolving credit agreement are fixed, at the Company’s option, for periods of one, three, or six months.
Section 9 — Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.
99.1	Acceptance of Extension of the Revolving Credit Agreement between The Talbots, Inc. and The Norinchukin Bank.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.
Date April 19, 2006	By:	/s/ Edward L. Larsen
		Name:	Edward L. Larsen
		Title:	Senior Vice President, Finance Chief Financial Officer and Treasurer